SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 APRIL 20, 1998

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission            IRS Employer
jurisdiction                        File Number           Identification
of incorporation                                          Number

Delaware                              1-3492              No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On April 20, 1998 registrant issued a press release entitled Halliburton and Dresser Receive Information Request pertaining, among other things, to an announcement that registrant and Dresser Industries, Inc. have received requests for additional information concerning the proposed merger of registrant and Dresser from the Antitrust Division of the U.S. Department of Justice. The companies indicated that the requests for additional information were not unexpected and they plan to respond promptly to the Department of Justice.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated April 20, 1998.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HALLIBURTON COMPANY




Date:    April 22, 1998                   By: /s/ Susan S. Keith
                                              --------------------------
                                              Susan S. Keith
                                              Vice President and Secretary



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                                  EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 5
                           April 20, 1998
                           Incorporated by Reference





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